CONTACTS: Arista Joyner Manager Corporate Communications T - (412) 433-3994 E - AEjoyner@uss.com	Kevin Lewis Vice President Investor Relations T - (412) 433-6935 E - KLewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

United States Steel Corporation Reports Record Second Quarter 2022 Results

Announcing a new $500 million stock buyback authorization

•Second quarter net earnings of $978 million. Reported net earnings per diluted share of $3.42
•Record second quarter adjusted net earnings of $1,104 million. Adjusted net earnings per diluted share of $3.86
•Record second quarter adjusted EBITDA of $1,620 million

PITTSBURGH, July 28, 2022 – United States Steel Corporation (NYSE: X) reported second quarter 2022 net earnings of $978 million, or $3.42 per diluted share. Adjusted net earnings was $1,104 million, or $3.86 per diluted share. This compares to second quarter 2021 net earnings of $1,012 million, or $3.53 per diluted share. Adjusted net earnings for the second quarter 2021 was $1,050 million, or $3.67 per diluted share.

©2022 U. S. Steel. All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

Earnings Highlights
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions, except per share amounts)	2022	2021	2022	2021
Net Sales	$6,290	$5,025	$11,524	$8,689
Segment earnings (loss) before interest and income taxes
Flat-Rolled	777	579	1,290	725
Mini Mill (a)	270	284	548	416
U. S. Steel Europe	280	207	544	312
Tubular	107	—	184	(29)
Other	(12)	14	(5)	22
Total segment earnings before interest and income taxes	$1,422	$1,084	$2,561	$1,446
Other items not allocated to segments	(168)	(50)	(189)	13
Earnings before interest and income taxes	$1,254	$1,034	$2,372	$1,459
Net interest and other financial costs	(8)	59	(18)	392
Income tax expense	284	(37)	530	(36)
Net earnings	$978	$1,012	$1,860	$1,103
Earnings per diluted share	$3.42	$3.53	$6.45	$4.02

Adjusted net earnings (b)	$1,104	$1,050	$2,002	$1,332
Adjusted net earnings per diluted share (b)	$3.86	$3.67	$6.95	$4.85
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (b)	$1,620	$1,286	$2,957	$1,837
(a) Mini Mill segment added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(b) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“Our record-best second quarter was driven by strong performance across our diverse operating segments,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “As we continue to demonstrate the execution of our strategy, it is timely to reflect upon just how much progress we’ve made over the past twelve months, exhibiting continued record safety performance, generating nearly $6.7 billion of adjusted EBITDA and over $4 billion of free cash flow, building over $3 billion of cash, and returning nearly $850 million to stockholders, including July's buyback activity.”
Burritt continued, “The bold decisions we have made to invest in our competitive advantages make us a stronger business that creates enduring value for our stockholders through the cycle. The well-timed acquisition of Big River Steel created a best-in-class sustainable Mini Mill segment representing nearly 30% of U. S. Steel’s domestic flat-rolled steel EBITDA over the past twelve months. We invested in state-of-the-art electric arc furnace steelmaking through challenging energy dynamics and our Tubular segment is now profitably serving the resurging oil and gas markets. Our revitalized integrated operations are benefiting from our diverse end-market exposure and value-focused commercial strategy that leverages our deep customer relationships and lowest-cost iron ore capabilities to produce profitable steel solutions. In Europe, our Slovakian operations are navigating challenging conditions and continuing to implement resiliency plans and cost mitigation actions in the event of continued economic slowdown in the region.”

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

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Commenting on the Company’s outlook, Burritt concluded, “We are bullish on U. S. Steel’s future and confident in our ability to execute our Best for All® strategy. While some consumer-oriented markets like automotive and appliance are softer, line pipe and energy demand is accelerating. We have demonstrated a commitment to achieving and maintaining a strong balance sheet, a supportive debt maturity profile, and a balanced approach to capital allocation. We’ve completed our $800 million stock buyback authorization and are pleased to announce a new $500 million stock buyback authorization today. We are a ‘show me’ story, which gives us the opportunity to continue to consider our stock as an attractive investment. Through passion and perseverance, we look forward to demonstrating the power of our strategy and the improvement in the value of our company.”

Capital Allocation Update:
During the second quarter 2022, the Company repurchased $400 million of its common stock. Third quarter 2022 to date, the Company has repurchased $127 million, exhausting the remaining portion of the $500 million share repurchase program announced in January 2022. The Board of Directors has authorized a new $500 million share repurchase program to commence in the third quarter 2022 under which the Company’s outstanding common stock may be repurchased from time to time at the discretion of management.
*****
    The Company will conduct a conference call on the second quarter 2022 earnings on Friday, July 29, 2022, at 8:30 a.m. Eastern. To listen to the webcast of the conference call and to access the Company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replay will be available on the website after 10:30 a.m. on July 29, 2022.

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	1,339	1,078	1,352	983
Mini Mill (b)	1,331	1,207	1,349	1,106
U. S. Steel Europe	1,217	905	1,162	831
U. S. Steel Europe (€/net ton)	1,142	750	1,064	689
Tubular	2,727	1,633	2,543	1,513

Steel shipments (thousands of net tons): (a)
Flat-Rolled	2,365	2,326	4,312	4,658
Mini Mill (b)	615	616	1,122	1,063
U. S. Steel Europe	1,067	1,167	2,177	2,210
Tubular	136	105	264	194
Total Steel Shipments	4,183	4,214	7,875	8,125

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to USSE (iron ore pellets and fines)	82	223	82	439
Flat-Rolled to Mini Mill	23	—	23	—
Mini Mill (b) to Flat-Rolled	110	125	199	186

Raw steel production (thousands of net tons):
Flat-Rolled	2,424	2,485	4,629	5,066
Mini Mill (b)	750	747	1,351	1,257
U. S. Steel Europe	1,216	1,279	2,304	2,476
Tubular	168	114	324	207

Raw steel capability utilization: (c)
Flat-Rolled	74%	59%	71%	60%
Mini Mill (b)	91%	91%	83%	84%
U. S. Steel Europe	98%	103%	93%	100%
Tubular	75%	51%	73%	46%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	112	93	229	167
Mini Mill (b)	179	20	390	56
U. S. Steel Europe	17	12	34	26
Tubular	3	22	7	34
Other Businesses	—	1	—	1
Total	$311	$148	$660	$284
(a) Excludes intersegment shipments.
(b) Mini Mill segment added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(c) 2022 based on annual raw steel production capability of 13.2 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular. 2021 based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular.

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in millions, except per share amounts)	2022	2021	2022	2021
Net Sales	$6,290	$5,025	$11,524	$8,689

Operating expenses (income):
Cost of sales	4,661	3,678	8,484	6,752
Selling, general and administrative expenses	112	106	229	208
Depreciation, depletion and amortization	198	202	396	391
Earnings from investees	(95)	(35)	(131)	(49)
Asset impairment charges	151	28	157	28
Gain on equity investee transactions	—	—	—	(111)
Restructuring and other charges	17	31	34	37
Net gains on sale of assets	(2)	(15)	(4)	(15)
Other gains, net	(6)	(4)	(13)	(11)
Total operating expenses	5,036	3,991	9,152	7,230

Earnings before interest and income taxes	1,254	1,034	2,372	1,459
Net interest and other financial (benefits) costs	(8)	59	(18)	392

Earnings before income taxes	1,262	975	2,390	1,067
Income tax expense (benefit)	284	(37)	530	(36)

Net earnings	978	1,012	1,860	1,103
Less: Net earnings attributable to noncontrolling interests	—	—	—	—
Net earnings attributable to United States Steel Corporation	$978	$1,012	$1,860	$1,103

COMMON STOCK DATA:
Net earnings per share attributable to United States Steel Corporation Stockholders
Basic	$3.80	$3.75	$7.17	$4.25
Diluted	$3.42	$3.53	$6.45	$4.02
Weighted average shares, in thousands
Basic	257,267	269,872	259,348	259,668
Diluted	286,680	286,337	289,246	274,512
Dividends paid per common share	$0.05	$0.01	$0.10	$0.02

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Six Months Ended June 30,
(Dollars in millions)	2022	2021
Increase (decrease) in cash, cash equivalents and restricted cash
Operating activities:
Net earnings	$1,860	$1,103
Depreciation, depletion and amortization	396	391
Asset impairment charges	157	28
Gain on equity investee transactions	—	(111)
Restructuring and other charges	34	37
Loss on debt extinguishment	2	256
Pensions and other postretirement benefits	(106)	(46)
Deferred income taxes	247	(77)
Working capital changes	(925)	(429)
Income taxes receivable/payable	229	47
Other operating activities	(218)	(96)
Net cash provided by operating activities	1,676	1,103

Investing activities:
Capital expenditures	(660)	(284)
Acquisition of Big River Steel, net of cash acquired	—	(625)
Proceeds from cost reimbursement government grants	53	—
Proceeds from sale of assets	12	25
Other investing activities	(7)	(1)
Net cash used in investing activities	(602)	(885)

Financing activities:
Repayment of short-term debt	—	(180)
Revolving credit facilities - borrowings, net of financing costs	—	50
Revolving credit facilities - repayments	—	(911)
Issuance of long-term debt, net of financing costs	4	825
Repayment of long-term debt	(73)	(1,418)
Net proceeds from public offering of common stock	—	790
Common stock repurchased	(522)	—
Proceeds from government incentives	82	—
Other financing activities	(39)	(11)
Net cash used in financing activities	(548)	(855)

Effect of exchange rate changes on cash	(27)	(9)

Net increase (decrease) in cash, cash equivalents and restricted cash	499	(646)
Cash, cash equivalents and restricted cash at beginning of year	2,600	2,118

Cash, cash equivalents and restricted cash at end of period	$3,099	$1,472

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	June 30,	December 31,
(Dollars in millions)	2022	2021
Cash and cash equivalents	$3,035	$2,522
Receivables, net	2,602	2,089
Inventories	3,014	2,210
Other current assets	384	331
Total current assets	9,035	7,152
Operating lease assets	163	185
Property, plant and equipment, net	7,443	7,254
Investments and long-term receivables, net	778	694
Intangible, net	497	519
Goodwill	920	920
Other noncurrent assets	1,022	1,092

Total assets	$19,858	$17,816

Accounts payable and other accrued liabilities	3,385	2,908
Payroll and benefits payable	488	425
Short-term debt and current maturities of long-term debt	54	28
Other current liabilities	641	491
Total current liabilities	4,568	3,852
Noncurrent operating lease liabilities	119	136
Long-term debt, less unamortized discount and debt issuance costs	3,869	3,863
Employee benefits	206	235
Other long-term liabilities	805	627
United States Steel Corporation stockholders' equity	10,198	9,010
Noncontrolling interests	93	93

Total liabilities and stockholders' equity	$19,858	$17,816

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS
	Three Months Ended June 30,				Six months ended June 30,
(In millions of dollars)	2022		2021		2022		2021
Net earnings and diluted net earnings per share attributable to United States Steel Corporation, as reported	$978	$3.42	$1,012	$3.53	$1,860	$6.45	$1,103	$4.02
Restructuring and other charges	17		31		34		37
Asset impairment charges	151		28		157		28
Other charges, net	—		6		(2)		48
Gains on assets sold and previously held investments	—		(15)		—		(126)
Debt extinguishment	—		—		—		254
Adjusted pre-tax net earnings to United States Steel Corporation	1,146		1,062		2,049		1,344
Tax impact of adjusted items (a)	(42)		(12)		(47)		(12)
Adjusted net earnings and diluted net earnings per share attributable to United States Steel Corporation (b)	1,104		1,050		2,002		1,332
Weight average diluted ordinary shares outstanding, in millions	286.7	$3.86	286.3	$3.67	289.2	$6.95	274.5	$4.85
(a) Tax effect of the adjustments was applied using a blended tax rate of 25%.
(b) Diluted net earnings per share were adjusted by increasing adjusted net earnings by $3 million for the three months ended June 30, 2022, and by $7 million for the six months ended June 30, 2022 for the adoption of ASU 2020-06 which assumes outstanding convertible notes are converted to shares at the beginning of the period.

Note: The reported net earnings attributable to U. S. Steel for the three and six months ended June 30, 2021 and for the six months ended June 30, 2022 includes income tax benefits of $95 million and $7 million, respectively, from the reversals of net valuation allowances. These items were presented as adjustments to arrive at Adjusted net earnings attributable to U. S. Steel in prior period presentations. The reconciliations for the three and six months ended June 30, 2021 presented above have been recast to reflect the removal of these adjustments in accordance with Securities and Exchange Commission guidance.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended June 30,		Six months ended June 30,
(Dollars in millions)	2022	2021	2022	2021
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$978	$1,012	$1,860	$1,103
Income tax expense	284	(37)	530	(36)
Net interest and other financial (benefits) costs	(8)	59	(18)	392
Depreciation, depletion and amortization expense	198	202	396	391
EBITDA	1,452	1,236	2,768	1,850
Restructuring and other charges	17	31	34	37
Asset impairment charges	151	28	157	28
Other charges, net	—	6	(2)	48
Gains on assets sold and previously held investments	—	(15)	—	(126)
Adjusted EBITDA	1,620	1,286	2,957	1,837

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PAST TWELVE MONTHS OF ADJUSTED EBITDA
	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Total of the
(Dollars in millions)	2021	2021	2022	2022	Four Quarters
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$2,002	$1,069	$882	$978	$4,931
Income tax expense	260	(54)	246	284	736
Net interest and other financial costs (benefits)	80	130	(10)	(8)	192
Depreciation, depletion and amortization expense	196	204	198	198	796
EBITDA	2,538	1,349	1,316	1,452	6,655
Restructuring and other charges	—	91	17	17	125
Asset impairment charges	—	245	6	151	402
Other charges, net	(12)	42	(2)	—	28
Losses on assets sold and previously held investments	7	1	—	—	8
Gain on sale of Transtar	(506)	—	—	—	(506)
Adjusted EBITDA	$2,027	$1,728	$1,337	$1,620	$6,712

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF FREE CASH FLOW
	Six Months Ended June 30,
(Dollars in millions)	2022	2021
Net cash provided by operating activities	$1,676	$1,103
Net cash used in investing activities	(602)	(885)
Cash used in dividends paid	(26)	(5)
Free cash flow	$1,048	$213

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PAST TWELVE MONTHS OF FREE CASH FLOW
	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Total of the
(Dollars in millions)	2021	2021	2022	2022	Four Quarters
Net cash provided by operating activities	$1,502	$1,485	$771	$905	4,663
Net cash used in investing activities	449	(404)	(352)	(250)	(557)
Cash used in dividends paid	(3)	(15)	(13)	(13)	(44)
Free cash flow	$1,948	$1,066	$406	$642	$4,062

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release
    We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, asset impairment charges, gains on asset sold and previously held investments, debt extinguishment, tax impact of adjusted items, gain on sale of Transtar and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies.
We also present free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation

News Release
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of share repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission.
References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
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2022-028
Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

©2022 U. S. Steel All Rights Reserved www.ussteel.com United States Steel Corporation